EXHIBIT 99.2

                        AMENDMENT TO LINE OF CREDIT LOAN
                             AND SECURITY AGREEMENT


         THIS   AMENDMENT  TO  LINE  OF  CREDIT  LOAN  AND  SECURITY   AGREEMENT
("Amendment" or "Agreement") dated September 28th, 1999, by and between eGames, Inc. ("Borrower") and Sovereign Bank ("Bank").

                                   BACKGROUND

         Borrower executed and delivered to Bank a certain Amended and Restated Line of Credit Note of even date herewith in the stated principal sum of One Million Five Hundred Thousand ($1,500,000.00) Dollars, evidencing an extension of a Line of Credit ("Loan").

         To further evidence and secure the Loan, Borrower is executing this Agreement which amends in certain respects, the Line of Credit Loan and Security Agreement ("Original Loan Agreement") executed and delivered to Bank on March 10, 1999.

         The Borrower and the Bank have agreed to modify such terms and conditions of the Original Loan Agreement as hereinafter set forth. All capitalized terms used but not defined herein have the meanings defined in the Original Loan Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto intending to be legally bound hereby, agree as follows:

         1. Paragraph 2.1.0.1. of the Original Loan Agreement is hereby amended by:

              A. Deleting the word "One Million ($1,000,000.00) Dollars" and replacing it with "One Million Five Hundred Thousand ($1,500,000.00) Dollars"; and

              B. Deleting the date "October 31, 1999" and replacing it with "October 31, 2000".

         2.   Paragraph  2.1.0.4 of the Original Loan Agreement is hereby amended by:

              A. Deleting the date "October 31, 1999" and replacing it with "October 31, 2000"; and

              B. Deleting the date "June 30, 1999" and replacing it with "June 30, 2000".

         3. Paragraph 2.2.0.1 of the Original Loan Agreement is hereby amended by deleting the number "One Million ($1,000,000.00) Dollars" and replacing it with the number "One Million Five Hundred Thousand ($1,500,000.00) Dollars.

         4. Paragraph 2.2.0.3 of the Original Loan Agreement is hereby amended by deleting the date "March 30, 1999" and replacing it with the date "September 30, 1999".

         5. Paragraph 2.2.0.4 of the Original Loan Agreement is hereby amended by deleting the date "October 31, 1999" and replacing it with the date "October 31, 2000".

         6. Paragraph 2.2.0.7 of the Original Loan Agreement is hereby deleted in its entirety.

         7. Paragraph 2.2.0.9 is hereby amended by adding at the end of the paragraph the following:

              "Borrower represents and warrants that there will be no material change from the draft of its financial statement dated June 30, 1999 which has been delivered to the Bank and the final audited financial statement of Borrower dated June 30, 1999."

         8. Article 5 of the Original Loan Agreement is hereby amended by adding at 5.8:

              "Fee: Borrower shall pay to Bank an annual line of credit commitment fee of .25%, which fee is presently Three Thousand Seven Hundred Fifty ($3,750.00) Dollars".

         9. Paragraph 6.1.1.1. of the Original Loan Agreement is hereby amended by adding the following:

              "As soon as available, and in any event not later than 60 days after the close of each fiscal year of Borrower beginning with the fiscal year ending June 30, 2000, the annual consolidating report of Borrower containing a balance sheet of Borrower as of the end of such fiscal year and related statements of income, shareholders' equity and changes in financial position of Borrower for such fiscal year, setting forth in each case in comparative form the corresponding figures of the previous annual audit report, all in reasonable detail, prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved, compiled by the chief financial officer of Borrower."

        10. Paragraph 6.1.1.2 of the Original Loan Agreement is hereby amended by adding the following:

              "As soon as available, and in any event not later than 30 days after the close of each three-month period of each fiscal year of Borrower, the consolidating, balance sheet and profit and loss statement of Borrower as of the end of such quarter and related statements of income, shareholders' equity and changes in financial position of Borrower for such three-month period and for the period from the beginning of the current fiscal year to the end of such three-month period, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the preceding fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and compiled by an independent certified public accountant or the chief financial officer of Borrower."

        11. Article 6 is hereby amended by adding as paragraph 6.1.5 the following:

              "Monthly Accounts Receivable. Within 15 days of the preceding month's end, Borrower shall furnish an accounts receivable aging report of the preceding month's end prepared by the chief financial officer of Borrower."

        12.   Article 6 is amended by adding as paragraph 6.19 the following:

              "Minimum Net Income;

              "During the term of the Loan, Borrower will maintain a minimum net income as follows:

              6/30/99 to  9/30/99  - no losses.
              6/30/99 to 12/31/99  - Five Hundred Thousand ($500,000.00)
                                     Dollars.
              6/30/99 to 3/31/2000 - One Million ($1,000,000.00) Dollars.
              6/30/99 to 6/30/2000 - One  Million Five Hundred Thousand
                                     ($1,500,000.00) Dollars."

              Borrower's compliance with this covenant shall be verified at the close of each fiscal quarter of Borrower in accordance with Paragraphs 6.1.1.1 and 6.1.1.2 of the Original Loan Agreement as amended hereby."

        13. Paragraph 9.2 of the Original Loan Agreement is hereby amended by deleting the name "David F. Ciccanti" and replacing it with "Thomas M. McGrory".

        14. Paragraph 9.14 of the Original Loan Agreement is hereby amended by adding the following:

              "Borrower represents to Bank that it maintains its Collateral at the locations listed on Schedule 9.14 attached hereto and made a part hereof. Borrower further represents and warrants that it shall have executed and filed, if appropriate, any and all instruments, documents, certificates, opinions and assurances ("Documents") required by Bank to evidence, secure, perfect or in any other manner protect Bank's first lien position in the Collateral. Borrower shall have executed, filed and returned to Bank all such Documents within ten (10) business days of Bank's request for such documentation. Failure by Borrower to timely perform this covenant shall be an immediate Event of Default without the requirement of Bank to give notice or opportunity to cure such default before Bank pursues its remedies under the Loan Agreement. This Paragraph shall further be a Condition for Lending, as defined in
              Article 5 of the Loan Agreement."

        15. Except as expressly modified hereby, the terms and conditions of the Original Loan Agreement shall remain unmodified and in full force and effect. Any reference in the Loan Documents to the Loan Agreement shall mean such document as modified by this Amendment.

         IN WITNESS WHEREOF, the parties each intending to be legally bound hereby have executed this Amendment the day and year first above written.


ATTEST:                                    eGAMES, INC


By: /s/ Ellen Pulver Flatt                 By: /s/ Thomas W. Murphy
    --------------------------                 ------------------------

Corporate Seal


                                           SOVEREIGN BANK



                                           By: /s/ Thomas M. McGrory
                                               ---------------------------------
                                               Thomas M. McGrory, Vice President